EXHIBIT-99.1
Midwest Banc Holdings, Inc. 2007 Annual Stockholders' Meeting Chairman's Welcome May 2, 2007

Annual Meeting Agenda Election of meeting Chairman and Secretary Introductions Secretary's Report Review and Voting on Business Matters Management Presentation

MBHI Board of Directors Angelo A. DiPaolo Barry I. Forrester J. J. Fritz Robert J. Genetski James J. Giancola Gerald F. Hartley Homer J. Livingston, Jr. Joseph R. Rizza Thomas Rosenquist E. V. Silveri Kenneth Velo Leon Wolin

New Directors Jay Fritz President and Chief Operating Officer of the Bank since July 2006. Founder, Chairman & CEO of Royal American from 1991 to 2006. Thomas Rosenquist Director since July 2006. Director of Royal American from 1997 to 2006. President of Lake County Grading Company.

Midwest Banc Holdings, Inc. 2007 Annual Stockholders' Meeting Business Matters on Agenda May 2, 2007

Stockholders' Voting Matter No. 1 Elect twelve (12) members to the Company's Board of Directors to one year terms: E. V. Silveri Angelo A. DiPaolo Barry I. Forrester J. J. Fritz Robert J. Genetski James J. Giancola Gerald F. Hartley Homer J. Livingston, Jr. Joseph R. Rizza Thomas Rosenquist Kenneth Velo Leon Wolin

Stockholders' Voting Matter No. 2 Ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accountant for 2007.

Management Presentation May 2, 2007 Midwest Banc Holdings, Inc. 2007 Annual Stockholders' Meeting

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words "anticipate," "can," "would," "expect," "projection," "indicate," "will," "likely," "to be," and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Securities Law Matters In connection with the proposed acquisition of Northwest Suburban Bancorp., Inc. by the Company, the Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company's common stock to be issued to the shareholders of Northwest. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Northwest seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NORTHWEST AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Northwest, 50 N. Main Street, Mount Prospect, Illinois 60056, Attention: Investor Relations (telephone number (847) 222-1112). The Company, Northwest and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Northwest in connection with the merger transaction. For information about the Company's directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its website and at the address provided in the preceding paragraph. Information regarding Northwest's directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of the Company and Northwest described above and other relevant materials to be filed with the SEC.

Share price Bank stocks are out of favor Large Problem Credit/Future earnings Institutional sale(s) Merger premium Acquisitions Depressed earnings

Stock Performance Graph The Cumulative Total Stockholder Return is for the period beginning February 24, 1998 and ending April 27, 2007 assuming the reinvestment of all dividends.

Year-to-Date Stock Performance The Cumulative Total Stockholder Return is for the period beginning December 31, 2006 and ending April 27, 2007 assuming the reinvestment of all dividends.

1/18/07 - Announced Q4 2007 Charge and Interest Income Reversal 1/29/07 - Reported Fiscal 2006 Results 2/26/07 - Dividend Declared 3/22/07 - Announced Acquisition of Northwest Suburban Bancorp., Inc. 4/24/07 - Announced Q1 2007 Results 1/18/07 1/29/07 2/26/07 3/22/07 4/24/07

Q1 2007 Earnings Release 4/16/2007 thru 4/30/2007

Earnings 20 year low in bank Net Interest Margins Credit costs - $.03 - .04/quarter Compliance and regulation

Initiatives Fee based services Wealth management Cash management Mortgage services

Initiatives Margin expansion Loan growth Deposit pricing Purchased funds

Net Interest Margin Net Interest Margin

Loan Portfolio MBHI (Midwest Peers)

Non Interest Income / Average Assets

Non Interest Expense / Average Assets

Key Benefits - Royal American Diversify Balance Sheet Portfolio Loans Deposit Expand Fee Income Exploit Merger Synergies Lending muscle Technology enhancements Treasury Management Employee development Branch support / convenience Audit and compliance support Add Depth to Management Team

Key Initiatives for 2007 Grow Core Deposits Branch initiatives Cross-selling by all lenders Private banking - expansion "GroundFloor Advisors" Raise Level of Fee Income MFIS - brokerage and insurance analysis Trust and Asset Management Mortgage banking Cash Management Quality Loan Growth Sales initiatives Control initiatives

2007 Initiatives (contd.) World-Class Customer Service (WOW!) Training initiatives Encore platform system roll-out Customer feedback surveys Call center (1-877-UBELONG) Internet banking Marketing and Branding "The Bank Where You Belong" Billboards Direct mail Branch activities Wealth management Acquisition Strategy Build value through process Expand Chicago area footprint Achieve critical mass and efficiencies

Expand Our Footprint Source: SNL 18 24 29 # of Branches:

Insider Transactions Since 10/01/2006 3 Directors and 9 officers have bought 63,582 shares at an average price of $19.40 per share Since 01/01/2007 3 Directors and 9 officers have bought 43,382 shares at an average price of $17.71 per share

MBHI Corporate Strategy Expand and diversify loan portfolio Expand deposit base Expand footprint in Chicago market Expand non-interest income

Thank You Questions ??